UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 4, 2014

WELLS FARGO REAL ESTATE INVESTMENT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36768	No. 56-1986428
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

90 South 7th Street, 13th Floor

Minneapolis Minnesota 55402

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (612) 667-4652

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 4, 2014, Wells Fargo Real Estate Investment Corporation (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”), among the Company, Wells Fargo & Company and Wells Fargo Securities, LLC, as Representative of the several Underwriters named in Schedule I thereto (the “Underwriters”), relating to the offering and sale (the “Offering”) of 11,000,000 shares (including the offering and sale of shares pursuant to the Underwriters’ exercise of their overallotment option) of the Company’s 6.375% Cumulative Perpetual Preferred Stock, Series A (Liquidation preference amount $25 per share) (the “Series A preferred stock”). Both Wells Fargo & Company and Wells Fargo Securities, LLC are affiliates of the Company.

The Underwriting Agreement provides for a price to the public of $25.00 per share of the Series A preferred stock with an underwriting discount of $0.7875 per share with respect to shares sold to retail investors and $0.2500 per share with respect to shares sold to institutional investors.

The Underwriting Agreement contains customary representations, warranties, and covenants of the Company and also provides for customary indemnification by each of the Company and the Underwriters against certain liabilities.

The Offering was made pursuant to the Company’s Registration Statement on Form S-11 (File No. 333-198948) (the “Registration Statement”) with respect to the Series A preferred stock filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended.

The foregoing description is qualified in its entirety by reference to the text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01	Other Events.

On December 2, 2014, Sullivan & Cromwell LLP (“Sullivan & Cromwell”) rendered a legal opinion relating to the validity of 9,600,000 shares of the Series A preferred stock, filed as an exhibit to the Registration Statement. Filed as Exhibit 5.1 hereto is a copy of a legal opinion rendered by Sullivan & Cromwell in respect of the validity of an additional 1,400,000 shares of the Series A preferred stock offered and sold pursuant to the underwriters’ exercise of their overallotment option.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

1.1	Underwriting Agreement, among Wells Fargo Real Estate Investment Corporation, Wells Fargo & Company and Wells Fargo Securities, LLC, as Representative of the several Underwriters named in Schedule I thereto, dated December 4, 2014

5.1	Opinion of Sullivan & Cromwell LLP

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO REAL ESTATE INVESTMENT CORPORATION

DATED: December 10, 2014	/s/ Jeannine E. Zahn
Name: Jeannine E. Zahn
Title: Senior Vice President and Secretary

EXHIBIT INDEX

Exhibit	Description

1.1	Underwriting Agreement, among Wells Fargo Real Estate Investment Corporation, Wells Fargo & Company and Wells Fargo Securities, LLC, as Representative of the several Underwriters named in Schedule I thereto, dated December 4, 2014

5.1	Opinion of Sullivan & Cromwell LLP

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1)